                              TERM LOAN AGREEMENT
                              -------------------

          TERM LOAN AGREEMENT, dated as of August 4, 1995, among QUIXOTE CORPORATION, a Delaware corporation ("Quixote"), and its subsidiaries signatory below, each having an office at One East Wacker Drive, Chicago, Illinois 60601 (the "Borrowers"), the lenders ("Lenders") signatory below, and THE NORTHERN TRUST COMPANY, an Illinois banking corporation having an office at Fifty South LaSalle Street, Chicago, Illinois 60675 ("Northern"), as agent for the Lenders (Northern, in such capacity, being "Agent").

                                   RECITALS
                                   --------

          WHEREAS, the Borrowers desire that the Lenders make a $10,000,000 term loan to the Borrowers to finance their short term capital expenditure needs; and


          WHEREAS, the Lenders desire to provide such loan to the Borrowers on the terms set forth herein.

          NOW, THEREFORE, the Borrowers, the Lenders and the Agent hereby agree as follows:

                           SECTION 1; LOAN; INTEREST
                           ------------------------

          Section 1.1  LOAN; NOTES.   (a)  Subject to the terms and conditions
of this Agreement, the Lenders hereby agree to lend to the Borrowers, and the Borrowers agree, jointly and severally, to borrow from the Lenders, on the date hereof, the sum of Ten Million and 00/00 Dollars ($10,000,000.00) (the "Loan"). The amount of the Loan to be made by each Lender is set forth next to such Lender's name on the signature pages hereto.

          (b) The Loan shall be evidenced by promissory notes (the "Notes"), substantially in the form of Exhibit A, with appropriate insertions, dated the date hereof, payable to the order of each Lender, and in the original principal amount of the portion of the Loan made by such Lender. The Loan shall be due and payable in full on November 30, 1995.

          Section 1.2 INTEREST. The unpaid principal from time to time outstanding under the Notes shall bear interest at the following rates per year:

          (a) before maturity of the Loan, whether by acceleration or otherwise, at the option of the Borrowers subject to the terms hereof at a rate equal to:

          (i) "LIBOR," which shall mean that fixed rate of interest per year for deposits with maturity periods of 1, 2, or 3 months (which maturity period the Borrowers shall select subject to the terms stated herein) in United States dollars offered to the Agent in or through the London interbank market at or about 11:00 A.M., London time, three days (during which banks are generally open in both Chicago and London) before the rate is to take effect in an amount corresponding to the amount of the requested advance ("advance" referring to the Loan or portion thereof) and for the London deposit maturity requested, DIVIDED BY one minus any applicable reserve requirement (expressed as a decimal) on Eurodollar deposits of the same amount and maturity as determined by the Agent in its sole discretion, plus one and five-eighths percent (1.625%); or

          (ii) the "PRIME RATE," which shall mean that rate of interest per year announced from time to time by Agent called its prime rate, which rate at any time may not be the lowest rate charged by Agent. Changes in the rate of interest on the Loan resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement for a change in the Prime Rate; and

          (b) after the maturity of the Loan, until paid, at a rate equal to 2% in addition to the Prime Rate (as hereinabove defined)(but not less than the Prime Rate in effect at maturity).

          (c)  Notwithstanding anything to the contrary set forth in this
Section 1.2, if at any time until payment in full of the Loan the interest rate calculated pursuant to the foregoing paragraphs of this Section 1.2 (the "Stated Rate") exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; PROVIDED, HOWEVER, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by the Lenders from the making of advances hereunder is equal to the total interest which the Lenders would have received had the Stated Rate been (but for the operation of this Section 1.2(c)) the interest rate payable since the date hereof. Thereafter, the interest rate payable hereunder shall be the Stated Rate unless and until the Stated Rate again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by the Lenders pursuant to the terms hereof exceed the amount which the Lenders could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.2(c) shall make a final determination that the Lenders have received interest hereunder in excess of the Maximum Lawful Rate, the Lenders shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid under the Loan, then to any due and payable principal of the Loan.

          Section 1.3 RATE SELECTION. The Borrowers shall select and change their selection of the interest rate as between LIBOR and the Prime Rate to apply to any portion of the Loan of at least $l00,000, an integral multiple thereof or the total amount of the Loan, subject to the requirements herein stated:

          (a)  At the time the Loan is made;

          (b) At the expiration of the particular LIBOR maturity period selected for the outstanding principal balance of any advance currently bearing interest at LIBOR; and

          (c) At any time for the outstanding principal balance of any advance currently bearing interest at the Prime Rate.

               Section 1.4  RATE CHANGES AND NOTIFICATIONS.

          (a) LIBOR. If the Borrowers wish to borrow any portion of the Loan initially at LIBOR (including the making of the Loan on the date hereof), or if the Borrowers wish to change the rate of interest on any advance, within the limits described above, from the Prime Rate to LIBOR, Quixote shall, not less than three banking days prior to the banking day on which such rate is to take effect, give the Agent written or telephonic notice thereof, which shall be irrevocable. Such notice shall specify the amount of the Loan to which LIBOR is to apply, and, in addition, the desired LIBOR maturity period of one, two, or three months.

          (b) FAILURE TO NOTIFY. If the Borrowers do not notify the Agent at the expiration of a selected maturity period with respect to any principal outstanding at LIBOR, then in the absence of such notice the Borrowers shall be deemed to have elected to have such principal accrue interest after the respective LIBOR maturity period at the Prime Rate.

          Section 1.5 INTEREST PAYMENT DATES. Accrued interest shall be paid in respect of each portion of principal to which the Prime Rate applies on September 30, 1995, at maturity, and upon payment in full, and to each portion of principal to which LIBOR applies, the earlier or more frequent of the end of each respective maturity period for such portion or every three months, at maturity, and upon payment in full. If any such payment of interest at LIBOR falls due on a day when the Agent is not open in both Chicago and London, payment shall be made on the next day the Lender is open in both Chicago and London; however, if such day would be in the following month, such interest shall be paid on the last day the Agent is open in both Chicago and London in the month when the interest payment is due. After maturity of any installment, interest shall be payable upon demand. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

          Section 1.6 ADDITIONAL PROVISIONS WITH RESPECT TO LIBOR. The selection by the Borrowers of LIBOR and the maintenance of any portion of the Loan at such rate shall be subject to the following additional terms and conditions:

          (a) AVAILABILITY OF DEPOSITS AT A DETERMINABLE RATE. If, after the Borrowers have elected to borrow or maintain any advance at LIBOR, the Agent notifies Borrowers that:

          (i) United States dollar deposits in the amount and for the maturity requested are not available to the Agent in the London interbank market, or

          (ii) Reasonable means do not exist for the Agent to determine LIBOR for the amount and maturity requested, all as determined by the Agent in its sole discretion, then the principal subject to LIBOR shall accrue or shall continue to accrue interest at the Prime Rate.

          (b) PROHIBITION OF MAKING, MAINTAINING, OR REPAYMENT OF PRINCIPAL AT LIBOR. If any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law) shall either prohibit or extend the time at which any principal subject to LIBOR may be purchased, maintained, or repaid, all as determined by the Agent in its sole discretion, then on and as of the date the prohibition becomes effective, the principal subject to that prohibition shall continue at the Prime Rate.

          (c) PAYMENTS OF PRINCIPAL AND INTEREST TO BE NET OF ANY TAXES OR COSTS. All payments of principal and interest shall be made net of any taxes and costs incurred by the Lenders resulting from having principal outstanding hereunder at LIBOR, as determined by the Agent in its sole discretion. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are:

          (i) Taxes (or the withholding of amounts for taxes) of any nature whatsoever including income, excise, and interest equalization taxes (other than income taxes imposed by the United States or any state thereof on the income of the Lenders), as well as all levies, imposts, duties, or fees whether now in existence or resulting from a change in, or promulgation of, any treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise, by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or time of payment of, such taxes and other amounts resulting therefrom;

          (ii) Any reserve or special deposit requirements (other than any included within the definition of LIBOR set forth hereinabove) against assets or liabilities of, or deposits with or for the account of, the Lenders with respect to principal outstanding at LIBOR (including those imposed under Regulation D of the Federal Reserve Board) or resulting from a change in, or the promulgation of, such requirements by treaty, statute, regulation, interpretation thereof, or any directive, guideline, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

          (iii) Any other costs resulting from compliance with treaties, statutes, regulations, interpretations, or any directives or guidelines, or otherwise by a central bank or fiscal authority (whether or not having the force of law);

          (iv) Any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or re-employment of deposits acquired by the Lenders to make advances or maintain principal outstanding at LIBOR:

               (A) As the result of a voluntary prepayment at a date other than the maturity date selected for principal outstanding at LIBOR; or

               (B) As the result of a mandatory repayment at a date other than the maturity date selected for principal outstanding at LIBOR as a result of the Loan maturing or as the result of the occurrence of an Event of Default and the acceleration of any portion of the indebtedness hereunder; or

               (C) As the result of a prohibition on making, maintaining, or repaying principal outstanding at LIBOR.

          If any Lender incurs any such taxes or costs, the Borrowers, upon demand in writing specifying such taxes and costs, shall promptly pay them; save for manifest error such Lender's specification shall be presumptively deemed correct. All advances made or carried at LIBOR shall be conclusively deemed to have been funded by or on behalf of Lenders in the London interbank market by the purchase of deposits corresponding in amount and maturity to the amount and interest periods selected (or deemed to have been selected) by Borrowers hereunder.

          Section 1.7 PAYMENT AND PREPAYMENT. The Borrowers may from time to time, upon at least three (3) days written notice to the Agent, prepay any principal bearing interest at the Prime Rate in whole or in part at any time and may prepay any amounts bearing interest at LIBOR at the end of the maturity period chosen or deemed elected by the Borrowers applicable to the Loan or portion of the Loan being prepaid, without premium or penalty; provided that any partial prepayment shall be in an aggregate principal amount of at least $10,000. Any prepayment of an amount bearing interest at LIBOR at a date other than the maturity date applicable to the Loan or the portion of the Loan being prepaid shall be subject to the provisions of Section 1.6. All prepayments of principal shall include interest accrued to the date of prepayment on the principal amount being prepaid.

          Section 1.8 SHARING OF PAYMENTS, ETC. (a) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loan made by it hereunder in excess of the sum of its ratable share of payments on account of the Loan made by all Lenders hereunder, such Lender shall forthwith purchase from each other Lender such participations in the Loan as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 1.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

          (b) If, after an acceleration of the Loan, any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loan made by it hereunder or the loans made by it under the Previous Agreement in excess of its ratable share of the Loan and the loans made by all Lenders under the Previous Agreement, such Lender shall forthwith purchase from each other Lender such participations in the Loan or the loans made under the Previous Agreement as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 1.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

          Section 1.9 INDEMNITY. Each Borrower hereby indemnifies Agent, the Lenders, and their respective directors, officers, employees, Affiliates and agents (collectively, "Indemnified Persons") against, and agrees to hold each such Indemnified Person harmless from, any and all losses, claims, damages and liabilities, including claims brought by any stockholder or former stockholders of the Borrowers, and related expenses, including reasonable counsel fees and expenses, incurred by such Indemnified Person arising out of any claim, litigation, investigation or proceeding (whether or not such Indemnified Person is a party thereto) relating to this Agreement, the Notes or the Agent's or the Lenders' involvement therein or herein; PROVIDED, HOWEVER, that such indemnity shall not apply to any such losses, claims, damages, or liabilities or related expenses determined by a court of competent jurisdiction to have arisen from the gross negligence, or willful misconduct of such Indemnified Person. If any litigation or proceedings is brought against any Indemnified Person in respect of which indemnity may be sought against the Borrowers pursuant to this Section 1.9, such Indemnified Person shall promptly notify the Borrowers in writing of the commencement of such litigation or proceedings, but the omission so to notify the Borrowers shall not relieve the Borrowers from any other obligation or liability which it may have to any Indemnified Person otherwise than under this Section 1.9. Failure of the Indemnified Person to timely notify the Borrowers of the commencement of such litigation or proceeding shall not relieve the Borrowers of their obligations under this Section 1.9, except where such failure irrevocably prejudices the Borrowers' ability to defend such litigation or proceedings and to hold such Indemnified Person harmless therefrom. In case any such litigation or proceeding shall be brought against any Indemnified Person and such Indemnified Person shall notify the Borrowers of the commencement of such litigation or proceeding, the Borrowers shall be entitled to participate in such litigation or proceeding and, after written notice from the Borrowers to such Indemnified Person, to assume the defense of such litigation or proceeding with counsel of their choice at their expense, provided that such counsel is satisfactory to the Indemnified Person in the exercise of its reasonable judgment. Notwithstanding the election of the

Borrowers to assume the defense of such litigation or proceeding, such Indemnified Person shall have the right to employ separate counsel and to participate in the defense of such litigation or proceedings, and the Borrowers shall bear the reasonable fees, costs and expenses of such separate counsel if
(i) the use of counsel chosen by the Borrowers to represent such Indemnified Person would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such litigation or proceeding include both an Indemnified Person and the Borrowers, and such Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Borrowers (in which case the Borrowers shall not have the right to direct the defense of such action on behalf of the Indemnified Person); (iii) the Borrowers shall not have employed counsel satisfactory to such Indemnified Person in the exercise of the Indemnified Person's reasonable judgment to represent such Indemnified Person within a reasonable time after notice of the institution of such litigation or proceeding; or (iv) the Borrowers shall authorize such Indemnified Person to employ separate counsel at the expense of the Borrowers, PROVIDED that the Borrowers shall not be liable for the fees, costs and expenses of more than one separate counsel at the same time for all such Indemnified Persons in connection with the same action and any separate but substantially similar or related action in the same jurisdiction. The Borrowers shall not consent to the entry of any judgment or enter into any settlement in any such litigation or proceeding unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation.

          The agreements of the Borrowers in this Section 1.9 shall be in addition to any liability that any Borrower may otherwise have. All amounts due under this Section 1.9 shall be payable as incurred upon written demand therefor.

          Section 1.10 JOINT AND SEVERAL OBLIGATIONS; CROSS GUARANTY. Each Borrower hereby acknowledges and agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to each other Borrower and the Lenders the full and prompt payment of the Loan.

                    SECTION 2 PAYMENTS AND PREPAYMENTS
                    ----------------------------------

          Section 2.1 FUNDS. All payments and prepayments of principal, interest, and other amounts shall be made in immediately available funds to the Agent at its main banking office at 50 South LaSalle Street, Chicago, Illinois. Upon receipt from Borrowers of good funds, Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal and interest to the Lenders in proportion to the respective principal amount of the Loan held by such Lender.

                  SECTION 3 REPRESENTATIONS AND WARRANTIES
                  ----------------------------------------

          To induce the Lenders to make the Loan, the Borrowers represent and warrant to the Lenders that:

          Section 3.1 PREVIOUS AGREEMENT. The representations and warranties set forth in Section 4 of the Previous Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Event of Default on the date hereof under the Previous Agreement.

          Section 3.2 AUTHORIZATION. The execution and delivery by each Borrower of this Agreement has been duly authorized by proper corporate proceedings of each Borrower and this Agreement constitutes a valid and binding obligation of each Borrower.

          Section 3.3 CONFLICT. Neither the execution and delivery by each Borrower of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any Borrower or any Borrower's articles or certificate of incorporation or bylaws or the provisions of any indenture, instrument or agreement to which any Borrower is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

                               SECTION 4 COVENANTS
                               -------------------

          Until all obligations of the Borrowers hereunder are paid and fulfilled in full, the Borrowers agree that they shall, and shall cause each subsidiary to, comply with the terms of Sections 5, 6 and 7 of the Previous Agreement.

                        SECTION 5 CONDITIONS OF LENDING
                        -------------------------------

          The obligation of the Lenders to make the Loan is subject to the following conditions precedent:

          Section 5.1 DOCUMENTATION. The Agent shall have received all of the following, each duly executed and dated the date of the Loan, in form and substance satisfactory to the Agent and its counsel, at the expense of the Borrowers, and in such number of signed counterparts as the Agent may request (except for the Notes, of which only the originals shall be signed):

          (a)  NOTES.  The Notes;

          (b) RESOLUTIONS. A copy of a resolution of the Board of Directors of each Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this

Agreement, the Notes and the other documents provided for in this Agreement, certified by the Secretary of each Borrower;

          (c) CERTIFICATE OF INCUMBENCY. A certificate of the Secretary of each Borrower certifying the names of the officer or officers of such Borrower authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement, together with a sample of the true signature of each such officer (the Lenders may conclusively rely on such certificate until formally advised by a like certificate of any changes therein);

          (d) OPINION OF COUNSEL TO THE BORROWER. An opinion of in-house counsel to each Borrower to such effect as the Agent may require; and

          (e) MISCELLANEOUS. Such other documents and certificates as the Agent may request.

                               SECTION 6 DEFAULT
                               -----------------

          SECTION   N 6.1  EVENTS OF DEFAULT.  Each of the following occurrences is hereby defined as an "Event of Default":

          (a) NONPAYMENT. The Borrowers shall fail to make any payment of principal, interest, or other amounts payable hereunder or under the Notes (i) in the case of principal payments, within three (3) days of the due date of such amounts and (ii) in the case of interest and other payments, within five (5) days of the due date of such amounts; or

          (b) DEFAULT UNDER RELATED DOCUMENTS. Any default, event of default, or similar event shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to the Lenders in connection with the Loan, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

          (c) CROSS-DEFAULT. There shall occur any "Default" or "Event of Default" under the Previous Agreement; or

          (d) NONCOMPLIANCE WITH THIS AGREEMENT. The Borrowers shall fail to comply with any provision hereof, which failure does not otherwise constitute an Event of Default hereunder, and such failure shall continue for fifteen days after notice thereof to the Borrowers by the Agent or any other holder of the Notes; or

          (e) BANKRUPTCY. Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against any Borrower or any subsidiary, or any Borrower or any subsidiary shall take any step toward, or to authorize, such a proceeding; or

          (f) INSOLVENCY. Any Borrower or any subsidiary shall become insolvent, generally shall fail or be unable to pay its debts as they mature, shall admit in writing its inability to pay its debts as they mature, shall make a general assignment for the benefit of its creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of its usual business.

          SECTION 6.2 REMEDIES. Upon the occurrence of any Event of Default set forth in subsections (a)-(d) of Section 6.1 and during the continuance thereof, the Agent or any holder of the Notes may declare the Notes and any other amounts owed to the Lenders to be immediately due and payable, whereupon the Notes and any other amounts owed to the Lenders shall forthwith become due and payable. Upon the occurrence of any Event of Default set forth in subsections (e)-(f) Section 6.1, the Notes and any other amounts owed to the Lenders shall be immediately and automatically due and payable without action of any kind on the part of the Lenders or any other holder of the Notes. The Borrowers expressly waive presentment, demand, notice or protest of any kind in connection herewith. The Agent shall promptly give the Borrowers notice of any such declaration, but failure to do so shall not impair the effect of such declaration. No delay or omission on the part of the Lenders or any holder of the Notes in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any Event of Default or any acquiescence therein, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof, or the exercise of any other power or right.

                           SECTION 7 DEFINITIONS
                           ---------------------

          SECTION 7.1  GENERAL.  As used herein:

          (a) The term "affiliate" means any corporation of which any Borrower owns directly or indirectly 20% or more, but less than 50%, of the outstanding voting stock, or any partnership, joint venture, trust or other legal entity of which such Borrower has effective control, by contract or otherwise.

          (b) The term "subsidiary" means any corporation, partnership, joint venture, trust, or other legal entity of which any Borrower owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which such Borrower has effective control, by contract or otherwise.

          (c) The term "Unmatured Event of Default" means an event or condition which would become an Event of Default with notice or the passage of time or both.

          (d) The term "Previous Agreement" shall mean that certain Loan Agreement among the Agent, the Lenders and the Borrowers dated June 26, 1992, as amended.

          (e) The term "Required Lenders" shall mean, as of any date, the holders of Notes evidencing 100% of the sum of the aggregate unpaid principal amount of the Notes.

           (f) The term "business day" has the meaning given to it in the Previous Agreement and the term "banking day" shall have the same meaning as "business day."

          (g) Except as and unless otherwise specifically provided herein, all accounting terms in this Agreement shall have the meanings given to them by generally accepted accounting principles.

          SECTION 7.2 APPLICABILITY OF SUBSIDIARY AND AFFILIATE REFERENCES. Terms hereof pertaining to any subsidiary or affiliate shall apply only during such times as such Borrower has any subsidiary or affiliate.

                              SECTION 8  THE AGENT


          SECTION 8.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement, as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.
The Agent agrees to give each Lender prompt notice of each notice given to it by the Borrowers pursuant to the terms of this Agreement. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, the Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied duties or obligations shall be read into this Agreement.

          SECTION 8.2 AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be take by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent (i) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent;
(ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iii) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrowers or to inspect the property (including the books and records) of the Borrowers; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 8.3 NORTHERN AND AFFILIATES. With respect to its commitment hereunder to make the Loan, Northern shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Northern in its individual capacity. Northern and its Affiliates may lend money to, and generally engage in any kind of business with, the Borrowers, any of their subsidiaries and any Person who may do business with or own securities of the Borrowers or any such Subsidiary, all as if Northern were not the Agent and without any duty to account therefor to the Lenders.

          SECTION 8.4 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 8.5 INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed by the Borrowers), ratably according to the respective principal amounts of the Notes then held by each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or wilful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable shares of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise), of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

          SECTION 8.6 SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent which shall be reasonably acceptable to Borrowers. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000 and which shall be reasonably acceptable to the Borrowers. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 8 shall insure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


                          SECTION 9 MISCELLANEOUS


          SECTION 9.1 WAIVER OF DEFAULT. The Lenders may, by written notice to the Borrowers, at any time and from time to time, waive any Event of Default or Unmatured Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lenders and the Borrowers shall be restored to their former position and rights hereunder and any Event of Default or Unmatured Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default or Unmatured Event of Default.

          SECTION 9.2 SALE OF INTEREST, ETC. Each Borrower hereby consents to the Agent's and any Lender's sale of participations, assignment, transfer or other disposition, at any time or times, of the Agreement or of any portion thereof or interest therein, including, without limitation, the Agent's and any Lender's rights, title, interests, remedies, powers or duties hereunder, whether evidenced by a writing or not, Borrower agrees that it will use its best efforts to assist and cooperate with the Agent in any manner reasonably requested by the Agent to effect the sale of participations in or assignments of the Agreement or of any portion thereof or interest therein, including, without limitation, assistance in the preparation of appropriate disclosure documents or placement memoranda and executing appropriate amendments to the signature pages hereto to reflect the addition of any Lenders and such Lender's respective commitments.

          No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED,
HOWEVER: (a) that no amendment, waiver or consent shall, unless in writing and signed by each Lender affected thereby do any of the following: (i) increase the Loan or subject any Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Notes or other amounts payable hereunder other than those payable only to Northern which may be reduced by Northern unilaterally, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes or other amounts payable hereunder, other than those payable only to Northern which may be postponed by Northern unilaterally, (iv) change the aggregate unpaid principal amount of the Notes, or the number of the Lenders which shall be required for the Lenders or any of them to take any action hereunder, (v) release or discharge any Person liable for the performance of any obligations of the Borrowers hereunder, or (vi) amend this Section 9.2 and (b) that no amendment, waiver or consent shall be effective unless in writing and signed by the Agent in addition to the Required Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note.

          SECTION 9.3 NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Note, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person (by personal delivery, delivery service or overnight courier service) with receipt acknowledged, or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a)  If to Northern or the Agent, at

               The Northern Trust Company
               Fifty South LaSalle Street
               Chicago, Illinois 60675
               Attention:  Vice President, Division IV,
                          Middle Market Banking
               Telecopier No.:  (312) 444-7028

               with copies to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601
               Attention:  Charles B. Boehrer
               Telecopier No.:  (312) 558-5700

               and

               The Northern Trust Company
               Fifty South LaSalle Street
               Chicago, Illinois 60675
               Attention:  Law Department
               Telecopier No.:  (312) 630-1596

          (b)  If to any Borrower or the Borrowers, at

               c/o Quixote Corporation
               One East Wacker Drive
               Chicago, Illinois 60601
               Attention:  Controller
               Telecopier No.:  (312) 467-1356

               with a copy to:

               McBride Baker & Coles
               500 West Madison Street, 40th Floor
               Chicago, Illinois 60661
               Attention:  Elias M. Matsakis, Esq.
               Telecopier No.:  (312) 993-9350

          (c) If to any Lender other than Northern, at its address indicated on the signatures pages hereof, or at such other address as may be substituted by notice given as herein provided.

          The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, in person, by delivery service or by overnight courier service, with receipt acknowledged, or the date of the telecopy transmission, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          SECTION 9.4 NONWAIVER; CUMULATIVE REMEDIES. No failure or the Agent to exercise, and no delay in exercising, on the part of the Lenders of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Agent and the Lenders herein provided are cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 9.5 SURVIVAL OF AGREEMENTS. All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the making of the Loan.

          SECTION 9.6 SUCCESSORS. This Agreement shall, upon execution and delivery by the Borrowers, the Agent and the Lenders in Chicago, Illinois, become effective and shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Lenders and their respective successors and assigns, except that the Borrowers may not transfer or assign any of their rights or interest hereunder without the prior written consent of the Agent.

          SECTION 9.7 CAPTIONS. Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

          SECTION 9.8 SINGULAR AND PLURAL. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where appropriate.

          SECTION 9.9 COUNTERPARTS. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 9.10 FEES. The Borrowers agree, upon written request of the Agent, to pay or reimburse the Lenders for all costs and expenses of preparing, seeking advice in regard to, and enforcing this Agreement or the Notes, or preserving their rights hereunder or thereunder or under any document or instrument executed in connection herewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lenders, whether in or out of court, in original or appellate proceedings or in bankruptcy).

          SECTION 9.11 CONSTRUCTION. This Agreement and any document or instrument executed in connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois, and shall be deemed to have been executed in the State of Illinois.

          SECTION 9.12 SUBMISSION TO JURISDICTION; VENUE. TO INDUCE THE LENDERS TO MAKE THE LOAN, AS EVIDENCED BY THIS AGREEMENT, THE BORROWERS IRREVOCABLY AGREE THAT, SUBJECT TO THE AGENT'S SOLE AND ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE BORROWERS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. THE BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT AGAINST THE BORROWER BY THE LENDERS IN ACCORDANCE WITH THIS SECTION, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORM.

          SECTION 9.13 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Term Loan Agreement as of the date first above written.

                              "Borrowers"

                              QUIXOTE CORPORATION


                              By:   /s/Myron R. Shain
                              -------------------------------
                              Its:Executive Vice President-Finance
                              ------------------------------------

                              ENERGY ABSORPTION SYSTEMS, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              DISC MANUFACTURING, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:President, Treasurer & Chief
                              --------------------------------
                                   Operating Officer
                              ------------------------

                              STENOGRAPH CORPORATION


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              LEGAL TECHNOLOGIES, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              DISCOVERY PRODUCTS, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President
                              ------------------

                              INTEGRATED INFORMATION SERVICES,
                               INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              SPIN-CAST PLASTICS, INC.


                              By:   /s/Myron R. Shain
                              ------------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              LITIGATION SCIENCES, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              COURT TECHNOLOGIES, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President
                              -------------------

                              SAFE-HIT CORPORATION


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------

                              COMPOSITE COMPONENTS, INC.


                              By:   /s/Myron R. Shain
                              -----------------------
                              Its:Vice President and Treasurer
                              --------------------------------


     Pro-Rata Amount of Loan: "Agent" and "Lenders"

     $1,733,000               THE NORTHERN TRUST COMPANY, as
                              Agent and as a Lender


                              By:   /s/Robert T. Jank
                              -----------------------
                              Its:  Vice President
                              -----------------------


     $1,733,000               LASALLE NATIONAL BANK, as a
                              Lender


                              By:   /s/Betty T. Latson
                              -------------------------
                              Its: First Vice President
                              -------------------------
                              Address:
                              LaSalle National Bank
                              120 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:  Betty T. Latson
                              Telecopier:  (312) 606-8423

     $6,534,000               NBD BANK N.A., as a Lender


                              By:Peter K. Gillespie
                              ----------------------
                              Its:Vice President
                              ------------------
                              Address:
                              NBD Bank N.A.
                              600 North Meacham Road
                              Suite 309
                              Schaumburg, Illinois 60173
                              Attention:  Peter K. Gillespie
                              Telecopier:  (708) 240-1705

                                    EXHIBIT A

                                    TERM NOTE
                                    ---------

$____________                                                  Chicago, Illinois
                                                                 August __, 1995

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, STENOGRAPH CORPORATION, a Delaware Corporation, DISCOVERY PRODUCTS, INC., a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation, LITIGATION SCIENCES, INC., a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually and collectively, "Borrower") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of ____________, ("Lender"), or its registered assigns, at ______________, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of ___________________ ($__________), together with interest on the unpaid principal amount of this Note outstanding from time to time.

          This Note is a Note issued pursuant to Section 1.1(b) of that certain Term Loan Agreement dated as of August __, 1995, as amended, among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, (the "Loan Agreement") to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

QUIXOTE CORPORATION                     DISCOVERY PRODUCTS, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  ---------------------                   --------------------
     Myron R. Shain                           Myron R. Shain
     Executive Vice                          Vice President
     President-Finance

ENERGY ABSORPTION SYSTEMS, INC.         SPIN-CAST PLASTICS, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  ---------------------                   --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

DISC MANUFACTURING, INC.                COURT TECHNOLOGIES, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    ---------------------
     Myron R. Shain                          Myron R. Shain
     President                               Vice President

STENOGRAPH CORPORATION                  COMPOSITE COMPONENTS, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  ---------------------                   --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

INTEGRATED INFORMATION                  SAFE-HIT CORPORATION
 SERVICES, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  ---------------------                   --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

LITIGATION SCIENCES, INC.               LEGAL TECHNOLOGIES, INC.



By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

                                   TERM NOTE

$6,534,000.00                                                  Chicago, Illinois
                                                                  August 4, 1995

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, STENOGRAPH CORPORATION, a Delaware Corporation, DISCOVERY PRODUCTS, INC., a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation, LITIGATION SCIENCES, INC., a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually and collectively, "Borrower") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of NBD BANK N.A. ("Lender"), or its registered assigns, at 600 North Meacham Road, Suite 309, Schaumburg, Illinois 60173, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Six Million Five Hundred Thirty-Four Thousand and 00/00 Dollars ($6,534,000.00), together with interest on the unpaid principal amount of this Note outstanding from time to time.

          This Note is a Note issued pursuant to Section 1.1(b) of that certain Term Loan Agreement dated as of August 4, 1995, as amended, among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, (the "Loan Agreement") to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

QUIXOTE CORPORATION           DISCOVERY PRODUCTS, INC.

By    /s/Myron R. Shain       By   /s/Myron R. Shain
  ---------------------         --------------------
     Myron R. Shain                Myron R. Shain
     Executive Vice                     Vice President
     President-Finance

ENERGY ABSORPTION SYSTEMS, INC.    SPIN-CAST PLASTICS, INC.

By   /s/Myron R. Shain        By    /s/Myron R. Shain
  ---------------------         ---------------------
     Myron R. Shain                     Myron R. Shain
     Vice President                     Vice President

DISC MANUFACTURING, INC.      COURT TECHNOLOGIES, INC.

By   /s/Myron R. Shain        By   /s/Myron R. Shain
  --------------------          --------------------
     Myron R. Shain                     Myron R. Shain
     President                          Vice President

STENOGRAPH CORPORATION             COMPOSITE COMPONENTS, INC.

By   /s/Myron R. Shain        By    /s/Myron R. Shain
  --------------------          ---------------------
     Myron R. Shain                     Myron R. Shain
     Vice President                     Vice President

INTEGRATED INFORMATION        SAFE-HIT CORPORATION
 SERVICES, INC.

By   /s/Myron R. Shain        By   /s/Myron R. Shain
  --------------------          --------------------
     Myron R. Shain                     Myron R. Shain
     Vice President                     Vice President

LITIGATION SCIENCES, INC.          LEGAL TECHNOLOGIES, INC.


By   /s/Myron R. Shain        By    /s/Myron R. Shain
  --------------------          ---------------------
     Myron R. Shain                     Myron R. Shain
     Vice President                     Vice President

                                    TERM NOTE
                                    ---------

$1,733,000.00  Chicago, Illinois
August 4, 1995

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, STENOGRAPH CORPORATION, a Delaware Corporation, DISCOVERY PRODUCTS, INC., a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation, LITIGATION SCIENCES, INC., a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually and collectively, "Borrower") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of LASALLE NATIONAL BANK ("Lender"), or its registered assigns, at 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of One Million Seven Hundred Thirty-Three Thousand and 00/00 Dollars ($1,733,000.00), together with interest on the unpaid principal amount of this Note outstanding from time to time.

          This Note is a Note issued pursuant to Section 1.1(b) of that certain Term Loan Agreement dated as of August 4, 1995, as amended, among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, (the "Loan Agreement") to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

QUIXOTE CORPORATION                     DISCOVERY PRODUCTS, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                     --------------------
     Myron R. Shain                          Myron R. Shain
     Executive Vice                          Vice President
     President-Finance

ENERGY ABSORPTION SYSTEMS, INC.         SPIN-CAST PLASTICS, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

DISC MANUFACTURING, INC.                COURT TECHNOLOGIES, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     President                               Vice President

STENOGRAPH CORPORATION                  COMPOSITE COMPONENTS, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    ---------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

INTEGRATED INFORMATION                  SAFE-HIT CORPORATION
 SERVICES, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

LITIGATION SCIENCES, INC.               LEGAL TECHNOLOGIES, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

                                    TERM NOTE
                                    ---------

$1,733,000.00                                                 Chicago, Illinois
August 4, 1995

          FOR VALUE RECEIVED, the undersigned, QUIXOTE CORPORATION, a Delaware corporation, ENERGY ABSORPTION SYSTEMS, INC., a Delaware corporation, DISC MANUFACTURING, INC., a Delaware corporation, LEGAL TECHNOLOGIES, INC., a Delaware corporation, STENOGRAPH CORPORATION, a Delaware Corporation, DISCOVERY PRODUCTS, INC., a Delaware corporation, SPIN-CAST PLASTICS, INC., an Indiana corporation, COURT TECHNOLOGIES, INC., a Delaware corporation, COMPOSITE COMPONENTS, INC., a Delaware corporation, INTEGRATED INFORMATION SERVICES, INC., a Delaware corporation, LITIGATION SCIENCES, INC., a Delaware corporation, and SAFE-HIT CORPORATION, a Nevada corporation (each individually and collectively, "Borrower") hereby JOINTLY AND SEVERALLY PROMISE TO PAY to the order of THE NORTHERN TRUST COMPANY ("Lender"), or its registered assigns, at Fifty South LaSalle Street, Chicago, Illinois 60675, or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of One Million Seven Hundred Thirty-Three Thousand and 00/00 Dollars ($1,733,000.00), together with interest on the unpaid principal amount of this Note outstanding from time to time.

          This Note is a Note issued pursuant to Section 1.1(b) of that certain Term Loan Agreement dated as of August 4, 1995, as amended, among each Borrower, "Lenders" (as defined therein) and The Northern Trust Company, as agent for such Lenders, (the "Loan Agreement") to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms herein, unless otherwise defined, shall have the meanings ascribed to them in the Loan Agreement.

          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon, less any taxes payable by withholding, shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

          If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

          Upon and after the occurrence of an Event of Default, this Note shall or may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, become or be declared immediately due and payable.

          Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

          This Note shall be interpreted, governed by, and construed in accordance with the laws of the State of Illinois.

QUIXOTE CORPORATION                     DISCOVERY PRODUCTS, INC.

By    /s/Myron R. Shain                 By   /s/Myron R. Shain
  ----------------------                  ----------------------
     Myron R. Shain                          Myron R. Shain
     Executive Vice                          Vice President
     President-Finance

ENERGY ABSORPTION SYSTEMS, INC.         SPIN-CAST PLASTICS, INC.

By    /s/Myron R. Shain                 By   /s/Myron R. Shain
- -----------------------                   --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

DISC MANUFACTURING, INC.                COURT TECHNOLOGIES, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  ---------------------                   --------------------
     Myron R. Shain                          Myron R. Shain
     President                               Vice President

STENOGRAPH CORPORATION                  COMPOSITE COMPONENTS, INC.

By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

INTEGRATED INFORMATION                  SAFE-HIT CORPORATION
 SERVICES, INC.

By    /s/Myron R. Shain                 By   /s/Myron R. Shain
  ---------------------                   ---------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President

LITIGATION SCIENCES, INC.               LEGAL TECHNOLOGIES, INC.


By   /s/Myron R. Shain                  By   /s/Myron R. Shain
  --------------------                    --------------------
     Myron R. Shain                          Myron R. Shain
     Vice President                          Vice President